Exhibit 10.17

AMENDMENT TO

ESCROW DEPOSIT AGREEMENT

THIS AMENDMENT TO ESCROW DEPOSIT AGREEMENT is made effective as of February 1, 2019 (the “Amendment”), by and among NETWORK 1 FINANCIAL SECURITIES, INC. (the “Underwriter”), WAH FU EDUCATION GROUP LIMITED (the “Company”) and Continental Stock Transfer & Trust Company (the “Escrow Agent”).

W I T N E S S E T H

WHEREAS, the Company, Underwriter, and Escrow Agent have entered into that certain Escrow Agreement dated as of August 2, 2018 and amended on October 31, 2018 (the “Agreement”);

WHEREAS, pursuant to Section 6 of the Agreement, the amendments contemplated by the parties hereto must be contained in a written agreement signed by an authorized representative of such party;

WHEREAS, the Company will file a post-effective amendment with its financial statement for the period ended September 30, 2018 and request the SEC to declare the amendment effective as soon as practical (such date, the “POS AM Effective Date”);

WHEREAS, the Company and Underwriter desire to extend the final termination date to three weeks after the Effective Date and have created a Supplement to the Offering Memorandum (the “Supplement”) to amend the Offering accordingly and provide to Subscribers in the Offering in order to disclose the changes to the Offering and certain other matters;

WHEREAS, the Company and Underwriter will provide all Subscribers to the Offering with the Supplement along with the Prospectus and require those Subscribers who have invested in the Offering without first receiving the Supplement to reconfirm his, her or its participation in the Offering or withdraw from the Offering;

WHEREAS, the Company and Underwriter will file with the SEC the Supplement to the Prospectus; and

WHERAS, the Company, Underwriter and Escrow Agent hereby waive any notice under Section 2.3 of the Agreement.

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree to amend the Agreement as follows:

1. Definitions. Unless otherwise specified herein, each term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement.

2. Amendments. The Offering Period shall be extended to February 28, 2019 or three weeks after the POS AM Effective Date, whichever occurs later, but in no event later than March 31, 2019.

3. Date of Effectiveness. This Amendment will become effective as of the date first written above when the Escrow Agent shall have received counterparts of this Amendment duly executed and delivered by the parties hereto (the “Effective Date”).

4. Effect of Amendment. Except as expressly amended by this Amendment, all of the terms and provisions of the Agreement are and shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto. Without limiting the generality of the forgoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Agreement or as a waiver of or consent to any further or future action on the part of any party hereto that would require the waiver or consent of any other party hereto. On and after the Effective Date, each reference in the Agreement to “this Agreement”, “the Agreement”, “hereunder”, “hereof”, “herein” or words of like import will mean and be a reference to the Agreement as amended by this Amendment.

5. Governing Law. This Amendment is governed by and construed in accordance with, the laws of the state of New York.

6. Counterparts. This Amendment may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

THE ISSUER			THE ESCROW AGENT
WAH FU EDUCATION GROUP LIMITED			CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:	/s/ David Yu		By:	/s/ Francis E. Wolf, Jr.
	Name:	David Yu		Name:	Francis E. Wolf, Jr.
	Title:	Chairman		Title:	Vice President

THE UNDERWRITER
NETWORK 1 FINANCIAL SECURITIES, INC.

By:	/s/ Damon D. Testaverde
	Name:	Damon D. Testaverde
	Title:	Managing Director

[signature page to Amendment 2 of Escrow Agreement among Network 1, Continental and Wah Fu]

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